August 8, 2019

SUPPLEMENT TO

Lattice strategies trust

Combined StaTement of Additional Information

FOR HARTFORD MULTIFACTOR ETFs

DATED JANUARY 28, 2019

This Supplement contains new and additional information and should be read in conjunction with your Statement of Additional Information (“SAI”).

1.                   Effective November 6, 2019, the Hartford Multifactor Global Small Cap ETF and Hartford Multifactor Low Volatility International Equity ETF will be renamed as the Hartford Multifactor Small Cap ETF and Hartford Multifactor Diversified International ETF, respectively, in the above referenced SAI. In addition, effective November 6, 2019, Hartford Risk-Optimized Multifactor Global Small Cap Index and Hartford Multifactor Low Volatility International Equity Index will be renamed as the Hartford Multifactor Small Cap Index and Hartford Multifactor Diversified International Index, respectively.

2.                   Effective immediately, the Hartford Risk-Optimized Multifactor Global Small Cap Index and Hartford Multifactor Low Volatility International Equity Index will be revised to change the schedule for rebalancing and reconstituting the index from March and September to December and June. As a result, the Hartford Risk-Optimized Multifactor Global Small Cap Index and Hartford Multifactor Low Volatility International Equity Index will not be rebalanced and reconstituted in September 2019.

3.                   Effective September 11, 2019, Hartford Risk-Optimized Multifactor Emerging Markets Index and Hartford Risk-Optimized Multifactor US Equity Index will be renamed as the Hartford Multifactor Emerging Markets Index and Hartford Multifactor Large Cap Index, respectively.

4.                   Effective September 11, 2019 for Hartford Risk-Optimized Multifactor Emerging Markets Index and Hartford Risk-Optimized Multifactor US Equity Index and effective November 6, 2019 for Hartford Risk-Optimized Multifactor Global Small Cap Index and Hartford Multifactor Low Volatility International Equity Index, the section entitled “General Information – Additional Index Information” is revised to delete the description of each such index in its entirely.

5.                   Effective November 6, 2019, the Hartford Multifactor Low Volatility International Equity ETF’s policy of investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of developed markets of countries excluding the U.S. and emerging markets will be deleted.

6.                   Effective November 6, 2019, the Hartford Multifactor Global Small Cap ETF’s policy of investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of small capitalization companies will be deleted. In addition, the Fund’s policy of investing at least 40% of its assets in securities (i) issued by issuers organized or located outside the U.S.; (ii) issuers which primarily trade in market located outside the U.S.; (iii) issuers doing a substantial amount of business outside the U.S.; or (iv) issuers that have at least 50% of their sales or assets outside the U.S. will be deleted effective as of November 6, 2019.

7.                   Effective January 28, 2020, the Hartford Multifactor US Equity ETF’s policy of investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of U.S. companies will be deleted.

8.                   Effective January 28, 2020, the Hartford Multifactor Emerging Markets ETF’s policy of investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of issuers in emerging companies will be deleted.

9.                   Mr. William P. Johnston, who has served as a member of the Board of Trustees of Lattice Strategies Trust (the “Trust”) since 2017 and served as Chairman of the Trust since 2017, is retiring in September 2019. In connection with Mr. Johnston’s retirement, the Board has appointed Mr. Lynn S. Birdsong as Chairman.

10.                Under the heading “FUND MANAGEMENT,” the information for Laura S. Quade in the Officers and Trustees table is deleted in its entirety, effective immediately.

11.                Effective on or about October 1, 2019, Citibank, N.A. will replace State Street Bank and Trust Company as the Funds’ securities lending agent. Accordingly, under the heading “INVESTMENT RISKS – SECURITIES LENDING RISK,” all references to “State Street Bank and Trust Company” and “State Street” are deleted in their entirety and replaced with “Citibank, N.A.”

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE